Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Gracie Point, LLC

420 Lexington Avenue, Suite 2550

New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of premium finance loans in connection with the proposed offering of Gracie Point International Funding Series 2022-3. Gracie Point, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Citigroup Global Markets Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which were subjected to the procedures described below.

Agreed-Upon Procedures

On October 13, 2022, representatives of the Company provided us with a computer-generated premium finance loan data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of September 19, 2022, with respect to 183 funded premium finance loans (the “Funded Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Funded Loans relating to the premium finance loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.       Loan ID (for informational purposes only)

2.       Total commitment amount

3.       Margin

4.       Minimum interest rate

5.       Loan closing date

6.       Number of disbursements made

7.       Current borrower cash reserve

8.       Current loan principal balance outstanding

9.       Current LIBOR or SOFR rate

10.    All in interest rate

11.    Current cash surrender value

12.    Policy issue date

13.    Current Letter of Credit amount (if applicable)

14.    Letter of Credit Issuer (if applicable)

15.    Carrier credit rating – S&P (if applicable)

16.    Carrier credit rating – AM Best (if applicable)

17.    Carrier credit rating – Moody’s (if applicable)

18.    Borrower type

19.    Borrower state/jurisdiction

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the “Loan and Security Agreement.”

We compared Characteristic 5. to the corresponding information set forth on or derived from the Loan and Security Agreement or an electronic data file from the Company’s servicing system, as of September 19, 2022, provided to us by the Company on October 13, 2022 (the “Servicing System Query”).

We compared Characteristics 6. through 10. to the corresponding information set forth on or derived from the Servicing System Query.

Using the Servicing System Query and methodologies provided to us by the company, we compared Characteristic 11. to the corresponding information set forth on the “Low Point Letter.”

We compared Characteristic 12. to the corresponding information set forth on the “Disclosure Statement.”

We compared Characteristics 13. and 14. to the corresponding information set forth on the “Letter of Credit.”

We compared Characteristics 15. through 17. to the corresponding information set forth on or derived from screen shots from the respective credit rating agency website (the “Carrier Credit Rating Screen Shots”).

We compared Characteristics 18. and 19. to the corresponding information set forth on or derived from the Trust Agreement, Articles of Association, Certificate of Incorporation or other related correspondence (collectively, the “Formation Documents”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 7., differences of $0.01 are deemed to be “in agreement”; and

•	with respect to Characteristics 8. and 11., differences of $1.00 or less are deemed to be “in agreement.”

The receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Funded Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loans Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the premium finance loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the premium finance loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 14, 2022